Prospectus Supplement dated Feb. 23, 2011*

Fund Name (date)	Prospectus Form #

RiverSource Variable Portfolio — Core Equity Fund (April 30, 2010)	S-6347-99 H

The following change will be effective on or about April 29, 2011 (Effective Date):

On the Effective Date, the Fund name will be changed as follows:

Old Name	New Name
RiverSource Variable Portfolio — Core Equity Fund	Columbia Variable Portfolio — Core Equity Fund

On the Effective Date, the first paragraph under the caption “Principal Investment Strategies of the Fund” in the Fund’s Summary section and under the caption “Principal Investment Strategies of the Fund” in the More Information About the Fund section will be superseded and replaced with the following:

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. The market capitalization range and composition of the Index are subject to change. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization falls below the market capitalization of the smallest company held within the Index. The fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

The rest of these sections remain the same.
S-6347-5 A (2/11)

* Valid until next prospectus update.